UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

□	Preliminary information statement
□	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
⌧	Definitive information statement

ETF Series Solutions
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

IMPORTANT NEWS ABOUT AAM ETFs

AAM S&P 500 High Dividend Value ETF — SPDV
AAM S&P Emerging Markets High Dividend Value ETF — EEMD
AAM S&P Developed Markets High Dividend Value ETF — DMDV
AAM Low Duration Preferred and Income Securities ETF — PFLD
AAM Transformers ETF — TRFM

each a series of ETF Series Solutions

615 East Michigan Street,
Milwaukee, Wisconsin 53202
 (800) 617-0004

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the appointment of the investment sub-adviser for AAM S&P 500 High Dividend Value ETF (SPDV), AAM S&P Emerging Markets High Dividend Value ETF (EEMD), AAM S&P Developed Markets High Dividend Value ETF (DMDV), AAM Low Duration Preferred and Income Securities ETF (PFLD), and AAM Transformers ETF (TRFM) (each, a “Fund” and, collectively, the “Funds”). Each Fund is a series of ETF Series Solutions (the “Trust”).

Vident Investment Advisory, LLC (“VIA”) has served as investment sub-adviser to each Fund since its inception, dating as far back as October 2017 for SPDV and EEMD. VIA has been responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Funds’ investment adviser, Advisors Asset Management, Inc., (the “Adviser”), or in connection with any rebalancing or reconstitution of the Funds’ respective indexes subject to the supervision of the Adviser and the Board of Trustees of the Trust (the “Board”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a “change in control” of an investment sub-adviser causes the sub-advisory agreement to be “assigned,” which results in the automatic termination of the sub-advisory agreement. On July 14, 2023 (the “Closing Date”) Vident Investment Advisory, LLC’s (“VIA”) operations were folded into Vident Advisory, LLC (“VA”), an affiliate of VIA. On the Closing Date, Casey Crawford, through various holding entities, acquired a majority interest in VA (the “Transaction”). The Transaction resulted in what may be considered a change in control of VIA. Accordingly, as of the Closing Date, the existing sub-advisory agreement among the Adviser, the Trust, on behalf of the Funds, and VIA terminated automatically.

In anticipation of VIA’s change in control, the Board, at a meeting held on April 20, 2023, approved a new sub-advisory agreement among the Adviser, the Trust, on behalf of the Funds, and VA. The new sub-advisory agreement with VA is identical in all material respects, except for its effective date, termination date and the named entity performing sub-advisory services, to the previous sub-advisory agreement with VIA. VA will provide the Funds with the same services provided to the Funds by VIA under the previous sub-advisory agreement.

The Board is providing this Information Statement to each Fund’s shareholders.

As always, please feel free to contact the Funds at 1‑800‑617-0004 with any questions you may have.

Sincerely,

Joshua J. Hinderliter
Secretary
ETF Series Solutions

ETF Series Solutions

615 East Michigan Street,
Milwaukee, Wisconsin 53202
 (800) 617-0004

INFORMATION STATEMENT TO THE SHAREHOLDERS OF

AAM S&P 500 High Dividend Value ETF — SPDV
AAM S&P Emerging Markets High Dividend Value ETF — EEMD
AAM S&P Developed Markets High Dividend Value ETF — DMDV
AAM Low Duration Preferred and Income Securities ETF — PFLD
AAM Transformers ETF — TRFM

This Information Statement is being provided to the shareholders of AAM S&P 500 High Dividend Value ETF (SPDV), AAM S&P Emerging Markets High Dividend Value ETF (EEMD), AAM S&P Developed Markets High Dividend Value ETF (DMDV), AAM Low Duration Preferred and Income Securities ETF (PFLD), and AAM Transformers ETF (TRFM) (each, a “Fund” and, collectively, the “Funds”), each a series of ETF Series Solutions (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust received from the U.S. Securities and Exchange Commission (the “SEC”) on August 21, 2018 (the “Order”). The Order permits the Funds’ investment adviser, Advisors Asset Management, Inc. (“AAM” or the “Adviser”), to hire or replace investment sub-advisers and to make material changes to existing sub-advisory agreements, subject to certain conditions, including the approval of the Board of Trustees of the Trust (the “Board”), but without obtaining shareholder approval. The Order requires that each sub-adviser be an “investment adviser” as defined in Section 2(a)(20)(B) of the Investment Company Act of 1940, as amended (“1940 Act”), and registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”) or not subject to such registration. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order, provided the Funds are managed by the Adviser (or any entity controlling, controlled by or under common control with the Adviser) and complies with the terms and conditions set forth in the application for the Order.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS
DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR
A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement will be available on the Funds’ website at:
www.aamlive.com/ETF/etf-resource-center.

Appointment of a New Sub-Adviser to each of the AAM S&P 500 High Dividend Value ETF (SPDV), AAM S&P Emerging Markets High Dividend Value ETF (EEMD), AAM S&P Developed Markets High Dividend Value ETF (DMDV), AAM Low Duration Preferred and Income Securities ETF (PFLD), and AAM Transformers ETF (TRFM).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a “change in control” of an investment sub-adviser causes the sub-advisory agreement to be “assigned,” which results in the automatic termination of the sub-advisory agreement. On July 14, 2023 (the “Closing Date”) Vident Investment Advisory, LLC’s (“VIA”) operations were folded into Vident Advisory, LLC (“VA”), an affiliate of VIA. On the Closing Date, Casey Crawford, through various holding entities, acquired a majority interest in VA (the “Transaction”). The Transaction resulted in what may be considered a change in control of VIA. Accordingly, as of the Closing Date, the existing sub-advisory agreement among the Adviser, the Trust, on behalf of the Funds, and VIA terminated automatically.

To enable VA to take over from VIA to serve as sub-adviser to the Fund after the close of the Transaction, at a meeting held on April 20, 2023 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act (the “Independent Trustees”), considered and approved a new sub-advisory agreement among the Adviser, the Trust, on behalf of the Funds, and VA under which VA serves as the sub-adviser to the Funds (the “Sub-Advisory Agreement”) (in substantially the form attached hereto as Appendix A). The Sub-Advisory Agreement with VA is identical in all material respects, except for its effective date, termination date and the named entity performing sub-advisory services, to the previous sub-advisory agreement with VIA. The Sub-Advisory Agreement became effective on the Closing Date, and VA assumed all of VIA’s operations.

This Information Statement is being supplied to the Funds’ shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about August 15, 2023 to the Funds’ shareholders of record as of August 9, 2023 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement. As of the Record Date, there were issued and outstanding 2,425,000 total shares of the SPDV, 500,000 total shares of EEMD, 100,000 total shares of DMDV, 965,000 total shares of PFLD, and 700,000 total shares of TRFM. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

A copy of the Fund’s most recent annual report and semi-annual report, including financial statements and schedules, are available at no cost by calling the Funds at 1‑800‑617-0004, visiting www.aamlive.com/ETF, or writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Sub-Advisory Agreement

At the Meeting, the Board approved the appointment of VA, an affiliate of VIA, as sub-adviser to the Funds pursuant to the Sub-Advisory Agreement. Under the terms of the investment management agreement between the Trust, on behalf of the Funds, and the Adviser, the Adviser is entitled to receive an annual management fee comprising a percentage of the Funds’ average daily net assets as follows: 0.29% for SPDV, 0.49% for EEMD, 0.39% for DMDV, 0.45% for PFLD, and 0.49% for TRFM. Under the terms of the Sub-Advisory Agreement, VA is entitled to receive a fee paid by the Adviser that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, and subject to a minimum annual fee as follows:

Name of Fund	Sub-Advisory Fee	Minimum Annual Fee
AAM S&P 500 High Dividend Value ETF	0.04% on the first $250 million; 0.03% on the next $250 million; and 0.02% on net assets in excess of $500 million	$12,000
AAM S&P Emerging Markets High Dividend Value ETF	0.06% on the first $250 million; 0.05% on the next $250 million; and 0.04% on net assets in excess of $500 million	$25,000
AAM S&P Developed Markets High Dividend Value ETF	0.05% on the first $250 million in net assets; 0.04% on the next $250 million in net assets; and 0.03% on net assets in excess of $500 million	$18,000
AAM Low Duration Preferred and Income Securities ETF	0.04% on the first $250 million; 0.03% on the next $250 million; and 0.02% on net assets in excess of $500 million	$20,000
AAM Transformers ETF	0.055% on the first $250 million; 0.045% on the next $250 million; and 0.035% on net assets in excess of $500 million	$30,000

There will be no increase in total fees paid by the Funds in connection with the new Sub-Advisory Agreement. For such compensation, VA will continuously furnish an investment program which includes trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Funds’ respective indexes, subject to the supervision of the Adviser and the Board.

The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Funds. The agreement applies separately to each Fund, so a vote by a majority of the outstanding shares of a particular Fund will terminate the Sub-Advisory Agreement only with respect to that Fund. The Sub-Advisory Agreement will automatically terminate in the event of future assignment. In addition, the Sub-Advisory Agreement can be terminated without the payment of any penalty by the Board, the Adviser, or vote of a majority of the outstanding shares of the Funds, on 60 days’ written notice to VA. The Sub-Advisory Agreement can be terminated by the Sub-Advisor without the payment of any penalty on 90 days’ written notice to the Adviser and the Board.

The Sub-Advisory Agreement provides that neither VA nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Sub-Advisory Agreement relates except a loss resulting from willful misfeasance, fraud, bad faith or gross negligence in the performance of duties or from reckless disregard of obligations and duties under the Sub-Advisory Agreement. The Sub-Advisory Agreement is attached as Appendix A. You should read the Sub-Advisory Agreement. The description in this Information Statement of the Sub-Advisory Agreement is only a summary.

Brokerage Policies

The Sub-Advisory Agreement authorizes VA to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and directs VA to seek for each Fund the most favorable execution and net price available under the circumstances. VA may cause a Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to VA. The table below shows brokerage commissions paid in the aggregate amount by each Fund for its most recent fiscal year (ended October 31, 2022).

Name of Fund	FYE
AAM S&P 500 High Dividend Value ETF	$36,147
AAM S&P Emerging Markets High Dividend Value ETF	$12,488
AAM S&P Developed Markets High Dividend Value ETF	$2,600
AAM Low Duration Preferred and Income Securities ETF	$173,768
AAM Transformers ETF	$596*

                                         * For the fiscal period July 11, 2022 (commencement of operations) through October 31, 2022.

During its most recent fiscal year no Fund paid brokerage commissions to any registered broker-dealer affiliates of the Funds or the Adviser. No Fund held any securities of “regular broker dealers” as of its most recent fiscal year end.

Information Concerning VA

VA, a Delaware limited liability company, is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 and is a registered investment adviser that provides portfolio management services to separately managed accounts, ETFs, and the Funds. VA had approximately $7.4 billion of assets under management as of July 31, 2023. Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC (“VA Holdings”), a subsidiary of MM VAM, LLC, acquired a majority interest in the Sub-Adviser on the Closing Date. VA Holdings is located at 8024 Calvin Hall Road, Fort Mill, South Carolina 29707. VA Holdings is an entity controlled by Casey Crawford. As of the Closing Date, Mr. Crawford controlled the Sub-Adviser. As part of the transaction, the Sub-Adviser assumed the entirety of VIA’s operations. For this reason, the new Sub-Advisory Agreement is with VA and not VIA.

Executive Officers of VA. Information regarding the principal executive officers of VA is set forth below. The address of VA and its executive officers is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The following individuals are the executive officers of VA:

Name	Position with VA
Vince Birley	Chief Executive Officer
Deborah Kimery	Chief Operating Officer
Amrita Nandakumar	President
Erik Olsen	Chief Compliance Officer

No Trustee or officer of the Trust currently holds any position with VA or its affiliated persons. No Trustee or officer of the Trust holds any position with VA Holdings or its affiliated persons.

Evaluation by the Board of Trustees

The Board’s determination to approve the Sub-Advisory Agreement followed the Board’s consideration of various factors and its review of written materials provided by VA. The Board considered the expected impact of the Transaction on the Funds, noting VIA would no longer serve as sub-adviser to the Funds, and VA would serve as the successor entity to VIA. The Board considered the qualifications of VA, as it would be reconstituted following the Transaction, noting that the Board had previously reviewed due diligence questionnaires, oral presentations, and other relevant information about the Funds provided by the Adviser and VIA at the quarterly Board meeting held on October 7, 2022, and by the Adviser at a special meeting of the Board held on January 24, 2023. The Board also considered that the new Sub-Advisory Agreement with VA is identical in all material respects, except for its effective date, termination date and the named entity performing sub-advisory services, to the previous sub-advisory agreement with VIA.

In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Board reviewed VA’s responses to a series of questions regarding, among other things, the Funds’ investment performance, VA’s quality of services, comparative fee and expense information, an estimate of VA’s profitability from managing the Funds, and other factors the Board deemed to be relevant. The Board’s deliberations and the information on which their conclusions were based are summarized below.

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services to be provided under the Sub-Advisory Agreement, noting that VA would provide investment management services to the Funds previously provided by VIA. The Trustees also considered that the services to be provided under the Sub-Advisory Agreement were identical in all material respects to those services provided under the prior sub-advisory agreement with VIA. In considering the nature, extent, and quality of the services provided by VA, the Board considered the quality of VA’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the compliance programs of VIA, with respect to the Funds, and VA, with respect to other series of the Trust. The Board also considered its previous experience with VIA providing investment management services to the Funds and VA providing investment management services to other series of the Trust. The Board noted that it had received a copy of VA’s registration form and financial statements, as well as VA’s response to a detailed series of questions that included, among other things, information about VA’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information. The Board also considered VA’s statements that the scope and quality of services provided to the Funds by VA would not diminish from the scope and quality of services provided by VIA.

The Board noted the responsibilities that VA has as the Funds’ investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Funds; determining the daily basket of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Funds’ shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds. The Board also considered VA’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds and/or accounts for which it provides sub-advisory services. The Board also took into consideration the business, litigation, and regulatory risks to which VA will be subject as sub-adviser to the Funds.

Historical Performance. The Trustees next considered each Fund’s performance, noting that each Fund is passively managed and the portfolio managers will attempt to track the total return performance, before fees and expenses, of a Fund’s underlying index. The Board noted that it had recently undertaken a comprehensive review of such matters at the quarterly Board meeting held on October 7, 2022. The Board observed that information regarding each Fund’s past investment performance, for periods ended June 30, 2022, had been included in the written materials previously provided to the Board, including the Barrington Report, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (each, a “Peer Group”) as well as with funds in each Fund’s Morningstar category (each, a “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided the Selected Peer Group’s performance results.

In addition, the Board noted that, for each applicable period ended December 31, 2022, each Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) was generally consistent with the performance of its underlying index, indicating that each Fund tracked its underlying index closely and in an appropriate manner.

AAM S&P 500 High Dividend Value ETF: The Board noted that the Fund outperformed its broad-based benchmark, the S&P 500 Index, for the one-year period ended June 30, 2022, but the Fund underperformed the same benchmark for the three-year and since inception periods. The benchmark index provides an indication of the performance of U.S. large-cap companies. The Board also noted that, for the one-year and since inception periods ended June 30, 2022, the Fund outperformed the median return of its Category Peer Group (US Fund Large Value) but underperformed its Peer Group, and, for the three-year period, the Fund underperformed both its Category Peer Group and Peer Group. The Board also considered that the Fund performed within the range of returns for the Selected Peer Group for the three-year period but underperformed each of the funds from the Selected Peer Group over the one-year period. The funds included by the Adviser in the Selected Peer Group include domestic, large market capitalization dividend funds.

AAM S&P Emerging Markets High Dividend Value ETF: The Board noted that the Fund outperformed its broad-based benchmark, the S&P Emerging Plus LargeMidCap Index, for the one-year period ended June 30, 2022, but the Fund underperformed the same benchmark for the three-year and since inception periods. The benchmark index is designed to measure the performance of large- and mid-cap securities in emerging markets, including South Korea. The Board also noted that, for the one-year period ended June 30, 2022, the Fund outperformed the median return of its Peer Group and Category Peer Group (US Fund Diversified Emerging Markets), and, for the three-year and since inception periods, the Fund performed in line with the median return of its Peer Group and Category Peer Group. The Board also considered that the Fund generally performed within the range of the Selected Peer Group for the one- and three-year periods ended June 30, 2022. The funds included by the Adviser in the Selected Peer Group include emerging market dividend funds with management fees under 65 basis points.

AAM S&P Developed Markets High Dividend Value ETF: The Board noted that the Fund outperformed its broad-based benchmark, the S&P Developed BMI Ex-U.S. & Korea LargeMidCap Index, for the one-year period ended June 30, 2022, but the Fund underperformed the same benchmark for the three-year and since inception periods. The benchmark index is designed to measure the performance of large- and mid-cap securities in developed markets, excluding the U.S. and Korea. The Board also noted that, for the one-year period ended June 30, 2022, the Fund performed in line with the median return of its Peer Group and Category Peer Group (US Fund Foreign Large Value), but the Fund underperformed its Peer Group and Category Peer Group for the three-year and since inception periods. The Board also considered that the Fund generally performed within the range of the Selected Peer Group for the one-year period but underperformed each of the funds from the Selected Peer Group over the three-year period ended June 30, 2022. The funds included by the Adviser in the Selected Peer Group include passively managed, international dividend funds.

AAM Low Duration Preferred and Income Securities ETF: The Board noted that the Fund outperformed its broad-based benchmark, the ICE Exchange-Listed Preferred & Hybrid Securities Index, for the one-year period ended June 30, 2022, but the Fund underperformed the same benchmark for the since inception period. The benchmark index measures the performance of a select group of exchange-listed, U.S. dollar denominated preferred securities, hybrid securities and convertible preferred securities. The Board also noted that, for the one-year and since inception periods ended June 30, 2022, the Fund outperformed the median return of its Peer Group and Category Peer Group (US Fund Preferred Stock). The Board also considered that the Fund outperformed each of the funds in the Selected Peer Group for the one-year period ended June 30, 2022. The funds included by the Adviser in the Selected Peer Group include ETFs that invest in preferred securities. The Board further considered that the Fund commenced operations on November 19, 2019, and thus had been operating for less than three years as of June 30, 2022, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions.

AAM Transformers ETF: The Board noted that the Fund commenced operations on July 11, 2022, and thus had not commenced operations prior to June 30, 2022. In addition, because the Fund did not have performance returns as of June 30, 2022, the Board did not evaluate the Fund’s returns relative to those of the Fund’s Peer Group, Category Peer Group or Selected Peer Group, but the Board did consider the overall performance of the Selected Peer Group over the last five years. The funds included by the Adviser in the Selected Peer Group include passively managed ETFs that provide exposure to companies driving innovation and transforming the global economy through the use of emerging technologies, automation and artificial intelligence.

Cost of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees to be paid by the Adviser to VA for its services to the Funds. The Board considered that the fees to be paid to VA will be paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and VA. The Board further determined that the fees reflected an appropriate allocation of the advisory fee paid to each firm given the work performed, and the responsibilities and obligations assumed, by each firm and noted that the fees were generally lower than or in line with those charged by VA in connection with other exchange-traded funds managed by VA.

The Board then considered VA’s financial resources and information regarding VA’s ability to support its management of the Funds, noting that VA had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received, and expected to be received, by VA from its relationship with the Funds, taking into account an analysis of VA’s expected profitability with respect to each Fund at various actual and projected Fund asset levels.

The Board expressed the view that it currently appeared that VA might realize economies of scale in managing the Funds as assets grow in size, noting that each Fund’s sub-advisory fee rate decreases when Fund assets under management rise above specified levels. As a result, any benefits from the existing sub-advisory fee schedule would accrue to the Adviser due to its unified fee. Consequently, the Board determined that it would monitor advisory and sub-advisory fees as the Funds grow to determine whether economies of scale were being effectively shared with the Funds and their shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on consideration of all the factors in their totality, the Board, including the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Funds. The Board, including the Independent Trustees, determined that the approval of the Sub-Advisory Agreement was in the best interests of the Funds and its shareholders.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a diversified series of the Trust. The Trust is an open-end management investment company, organized as a Delaware statutory trust on February 9, 2012. The Trust’s principal executive offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. Quasar Distributors, LLC, located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as the distributor of the Fund. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent, administrator, and index receipt agent. U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets. Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004-2541, serves as legal counsel for the Trust. Cohen & Company, Ltd., located at 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of the Record Date, the Trustees and officers of the Trust as a group owned less than 1% of the Shares of the Funds, and the following shareholders were considered to be a principal shareholder of each Fund:

AAM S&P 500 High Dividend Value ETF (SPDV)
Name and Address	% Ownership	Type of Ownership
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	26.62%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.68%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	11.80%	Record
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	10.36%	Record
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	5.96%	Record
Stifel Nicolaus & Co Inc 501 North Broadway St Louis, MO 63102-2188	5.73%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.26%	Record

AAM S&P Emerging Markets High Dividend Value ETF (EEMD)
Name and Address	% Ownership	Type of Ownership
J.P. Morgan Chase & Co. 383 Madison Avenue New York, NY 10179-0001	23.78%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	18.64%	Record
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	14.72%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.27%	Record
Goldman Sachs & Co., LLC 200 West Street New York, NY 10282	7.59%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	7.02%	Record
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	5.77%	Record
E*TRADE Financial Corporation 671 N. Glebe Road Arlington, Virginia 22203	5.11%	Record

AAM S&P Developed Markets High Dividend Value ETF (DMDV)
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	30.98%	Record
Goldman Sachs & Co., LLC 200 West Street New York, NY 10282	19.47%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	13.82%	Record
J.P. Morgan Chase & Co. 383 Madison Avenue New York, NY 10179-0001	11.57%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.56%	Record

AAM Low Duration Preferred and Income Securities ETF (PFLD)
Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City NJ 07311	23.34%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.18%	Record
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	15.18%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	10.93%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	8.13%	Record
Stifel Nicolaus & Co Inc 501 North Broadway St Louis, MO 63102-2188	7.84%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.39%	Record

AAM Transformers ETF (TRFM)
Name and Address	% Ownership	Type of Ownership
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	91.86%	Record

SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request(s) otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1‑800‑617-0004, or write to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

BY ORDER OF THE BOARD OF TRUSTEES

Joshua J. Hinderliter, Secretary

Appendix A

INVESTMENT SUB-ADVISORY AGREEMENT
between
Advisors Asset Management, Inc. and Vident Advisory, LLC and ETF Series Solutions

This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this 20th day of April, 2023 by and between Advisors Asset Management, Inc., a Delaware corporation with its principal place of business at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132 (the “Adviser”), ETF Series Solutions (the “Trust”), and Vident Advisory, LLC, a Delaware limited liability company with its principal place of business located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated October 7, 2022, as may be amended to add additional series, with the Trust; and

WHEREAS, Vident Investment Advisory, LLC (“VIA”), the existing sub-adviser of the Funds (defined below), anticipates undergoing a change-in-control as a result of a change in ownership of the direct or indirect parent company of VIA and Sub-Adviser followed by a consolidation of VIA into the Sub-Adviser (the “Transaction”); and WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1. Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Declaration of Trust and By-Laws (as defined herein), the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s registration statement on Form N-1A including its prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), all applicable fiduciary duties it may have to the Fund and subject to the following:

(a) The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures and Declaration of Trust and By-Laws (as defined herein) provided to the Sub-Adviser, all applicable fiduciary duties it may have to the Funds and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser, as each is amended from time to time. In selecting each Fund’s portfolio securities and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code.

(c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in a Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek on behalf of each Fund the most favorable execution and net price available under the circumstances. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e) The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f) The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.

(g)     The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)     The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.

(i) In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.

(j) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(k)     The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(l) The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.

3. Delivery of Documents. The Adviser will furnish the Sub-Adviser with copies of each of the following documents:

(a) The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b) Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c) Prospectus and Statement of Additional Information of the Funds, as amended from time to time;

(d) Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e) Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f) A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g) The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4. Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee for each Fund at the “Rate” specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily net value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.  After the end of each month, the Adviser will pay the Sub-Adviser an amount equal to the greater of the annual “Minimum Fee” specified in Schedule A with respect to each Fund, prorated for the number of days in the month as a portion of the calendar year, or the variable fee specified in Schedule A with respect to each Fund. Such Minimum Fee will be prorated for periods less than a full calendar month based on the number of days such Fund was in existence with the Sub-Adviser acting as sub-adviser during such calendar month except as provided in the following paragraph.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that, if this Agreement is terminated with respect to a Fund within twelve (12) months of its inception under this Agreement, an amount shall be paid by the Adviser to Sub-Adviser equal to the Minimum Fee specified in Schedule A (without prorating) minus any sub-advisory fees (including any Minimum Fee amounts related to a prior calendar year end, if any) already paid during such period.

5. Expenses. The Sub-Adviser will furnish and be responsible for all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the fund, including but not limited to all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.

6. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

The provisions of this Section shall survive the termination of this Agreement.

7. Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a) The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will promptly notify the Adviser and the Trust in the event (i) the Sub-Adviser, a member of its executive management, or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.  The Sub-Adviser will also notify the Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’, the Adviser’s or the Sub-Adviser’s policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, as applicable, and the Fund’s policies, guidelines or procedures as applicable to the Sub-Adviser’s obligations under this Agreement.  The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide Adviser with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act;

(c) The Sub-Adviser will notify the Adviser immediately upon detection of (a) any failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.

(d) The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(e) The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g) This Agreement is a valid and binding agreement of the Sub-Adviser;

(h) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i) The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

(j) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8. Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.

(a) Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the effectiveness of the Transaction; (ii) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (iii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iv) the commencement of the Sub-Adviser’s management of the Fund. This Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities.  In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

(i) By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii) By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;

(iii) By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

(iv) By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9. Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a) in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)     the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

(c)     it has adopted a written code of ethics that complies with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with a (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 204A-1 and Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and the Trust. The Sub-Adviser shall respond to requests for information from the Adviser and Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

10. Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

11. Reporting of Compliance Matters.

(a) The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:

(i) a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a‑1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii) on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii) a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(iv) an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.

(b)The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

12. Index Data. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.

13. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14. Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15. Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	Advisors Asset Management, Inc. 300 Carnegie Center, Suite 300 Princeton, NJ 08540 Attention: Andrew Williams Email: awilliams@aam.us.com
To the Trust at:	ETF Series Solutions c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Attention: Joshua J. Hinderliter, Secretary Email: josh.hinderliter@usbank.com
To the Sub-Adviser at:	Vident Advisory, LLC 1125 Sanctuary Parkway, Suite 515 Alpharetta, Georgia 30009 Attention: Amrita Nandakumar Email: anandakumar@videntam.com

16. [Reserved]

17. Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

18. Representations and Warranties of the Adviser.

(a) Each Fund is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act (the “CEA”) and U.S. Commodity Futures Trading Commission (“CFTC”) Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC. The Adviser consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC;

(b) The Adviser is not registered with the National Futures Association as a commodity pool operator or commodity trading adviser because it does not engage in any activities requiring such registration;

(c) The execution, delivery and performance by the Adviser and the Funds of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Funds to the terms of this Agreement); and

(d) The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.

19. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

20. Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

21. Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

22. Miscellaneous.

(a) The Trust represents and warrants that a copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

ADVISORS ASSET MANAGEMENT, INC. By: /s/ Tim Stoklosa Name: Tim Stoklosa Title: Chief Operating Officer
VIDENT ADVISORY, LLC By: /s/ Amrita Nandakumar Name: Amrita Nandakumar Title: President
ETF SERIES SOLUTIONS By: /s/ Joshua J. Hinderliter Name: Joshua J. Hinderliter Title: Secretary

 Signature Page to
Sub-Advisory Agreement

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated April 20, 2023 between
ADVISORS ASSET MANAGEMENT, INC.
and
VIDENT ADVISORY, LLC
and
ETF SERIES SOLUTIONS

Fund	Minimum Fee	Rate
AAM Transformers ETF	$30,000	0.055% on the first $250 million; 0.045% on the next $250 million; and 0.035% on net assets in excess of $500 million
AAM S&P 500 High Dividend Value ETF	$12,000	0.04% on the first $250 million; 0.03% on the next $250 million; and 0.02% on net assets in excess of $500 million

AAM S&P Emerging Markets High Dividend Value ETF	$25,000	0.06% on the first $250 million; 0.05% on the next $250 million; and 0.04% on net assets in excess of $500 million

AAM S&P Developed Markets High Dividend Value ETF	$18,000	0.05% on the first $250 million; 0.04% on the next $250 million; and 0.03% on net assets in excess of $500 million

AAM Low Duration Preferred and Income Securities ETF	$20,000	0.04% on the first $250 million; 0.03% on the next $250 million; and 0.02% on net assets in excess of $500 million

ETF Series Solutions

615 East Michigan Street,
Milwaukee, Wisconsin 53202
  (800) 617-0004

IMPORTANT NOTICE OF INTERNET AVAILABILITY
OF INFORMATION STATEMENT TO SHAREHOLDERS OF

AAM S&P 500 High Dividend Value ETF — SPDV
AAM S&P Emerging Markets High Dividend Value ETF — EEMD
AAM S&P Developed Markets High Dividend Value ETF — DMDV
AAM Low Duration Preferred and Income Securities ETF — PFLD
AAM Transformers ETF — TRFM

This communication presents only an overview of the Information Statement that is available to you on the internet relating to AAM S&P 500 High Dividend Value ETF (SPDV), AAM S&P Emerging Markets High Dividend Value ETF (EEMD), AAM S&P Developed Markets High Dividend Value ETF (DMDV), AAM Low Duration Preferred and Income Securities ETF (PFLD), and AAM Transformers ETF (TRFM) (each, a “Fund” and, collectively, the “Funds”), each a series of ETF Series Solutions (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of the Sub-Advisory Agreement among the Funds’ investment adviser, Advisors Asset Management, Inc. (the “Adviser”), the Trust, on behalf of the Funds, and Vident Advisory, LLC (d/b/a Vident Asset Management), the Funds’ sub-adviser.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows the Adviser to hire and replace investment sub-advisers and to make material changes to existing sub-advisory agreements, subject to certain conditions, including the approval of the Board of Trustees of the Trust, but without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Funds. In lieu of physical delivery of the Information Statement, the Funds will make the Information Statement available to you on the Funds’ website.

This Notice of Internet Availability of the Information Statement is being mailed on or about August 15, 2023 to shareholders of record of the Funds as of August 9, 2023. The Information Statement will be available on the Funds’ website at www.aamlive.com/ETF until November 30, 2023. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Funds at eServices@aamlive.com or toll-free at (1‑800‑617-0004).

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.